UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

FIRST BANCORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 24, 2016
Meeting Information
FIRST BANCORP
Meeting Type: Annual Meeting
For holders as of: March 30, 2016
Date: May 24, 2016
Time: 4:00 PM LST
Location:
Corporation’s Principal Office
1519 Ponce de Leon Avenue
Stop 23
San Juan, Puerto Rico 00908
You are receiving this communication because you hold
First BanCorp
shares in the above named company.
ATTN: SARA ALVAREZ
1519 PONCE DE LEON AVE., STOP 23
P.O. BOX 9146 SANTURCE, PR 00908-0146
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
overview of the more complete proxy materials that are
available to you on the Internet. You may view the proxy
materials online at www.proxyvote.com or easily request a
paper copy (see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
0000285864_1 R1.0.1.25

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow [GRAPHIC APPEARS HERE] (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:
www.proxyvote.com
2) BY TELEPHONE:
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2016 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow [GRAPHIC APPEARS HERE] available and follow the instructions.
[G]
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends
that you vote FOR each nominee
listed in Proposal 1:
1.
Election of Directors
Nominees
3
To approve on a non-binding basis the
1A
Aurelio Alemàn
2015 compensation of First BanCorp’s
named executive officers;
1B
Juan Acosta-Reboyras
4
To ratify the appointment of KPMG LLP as
1C
Luz A. Crespo
our independent registered public
accounting firm for our 2016 fiscal
year.
1D
Robert T. Gormley
NOTE: In their discretion, the proxies are
1E
Thomas M. Hagerty
authorized to vote on any other business
that may properly come before the meeting.
1F
Michael P. Harmon
1G
Roberto R. Herencia
1H
David I. Matson
1I
José Menéndez-Cortada
The Board of Directors recommends you
vote FOR proposals 2, 3 and 4.
2
To (a) approve the First BanCorp Omnibus
Incentive Plan (the “Plan”), as amended
to, among other things, increase the
number of shares of common stock, par
value $1.00 per share, available for
issuance under the Plan and extend the
Plan’s termination date; and (b)
reapprove the performance goals under
[G]
the Plan;

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